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                                                                   EXHIBIT 10.7



                              CO-BORROWER AGREEMENT

                                 August 14, 1998

Heller Financial, Inc.
Commercial Equipment Financing Division
500 West Monroe Street
16th Floor

Chicago, IL  60661
Attn:  Region Credit Manager

Ladies and Gentlemen:

                  On the 10th day of November, 1997, Industrial Holdings, Inc., American Rivet Company, Inc., LSS-Lone Star-Houston, Inc. and Bolt Manufacturing Co., Inc.(individually an "Existing Debtor" and collectively referred to herein as "Existing Debtors") obtained a loan from Heller Financial, Inc. ("Secured Party") in the amount of $8,000,000, as evidenced by a Promissory Note, dated as of November 10, 1997, made by the Existing Debtors in favor of Secured Party ("Existing Note"), evidenced and secured by a Security Agreement (the "Existing Security Agreement") and other ancillary documents. Pursuant to a Co-Borrower Agreement, dated as of November 10,1997, each Debtor guaranteed to Secured Party the payment and performance of each other Debtor's obligations under the Existing Note.

                  On the date hereof the Existing Debtors and Rex Machinery Movers, Inc. and Manifold Valve Services, Inc. (individually an "Additional Debtor" and collectively referred to herein as "Additional Debtors"; the Existing Debtors and the Additional Debtors each referred to individually herein as a "Debtor" and collectively as "Debtors") are obtaining a loan from Secured Party in the amount of $7,500,000, as evidenced by a Promissory Note, dated as of even date herewith, made by Debtors in favor of Secured Party (the "Additional Note"; the Existing Note and the Additional Note, collectively, the "Note"). In connection therewith Debtors have entered into an Amended and Restated Security Agreement, dated as of even date herewith, in favor of Secured Party, which amends and restates in its entirety the Existing Security Agreement (herein, the "Security Agreement"). The Notes, the Security Agreement and all ancillary documents are referred collectively herein as the "Loan Documents".Capitalized terms used herein and not otherwise defined herein shall have those meanings ascribed to them in the Loan Documents.

                  Debtors are providing this letter agreement (the "Agreement") as part of the inducement for Secured Party to make the loan evidenced by the Additional Note.

                  Each Debtor acknowledges and agrees that it has determined independently that, in light of the conduct of the business of Debtors as an integrated operation and a common enterprise that requires financing on a basis permitting the availability of credit to each Debtor, it will benefit specifically, directly and materially from the advances of credit contemplated by Secured Party's

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financing and that the value of the consideration it is receiving from the
Indebtedness is reasonably worth at least the sum at which it is taken by such Debtor.

                  It is expressly agreed and understood by each Debtor that Secured Party shall have no responsibility to inquire into the apportionment, allocation, or disposition of any loans made to Debtors. All loans are to be made for the collective account of Debtors.

                  Each Debtor hereby jointly, severally, irrevocably and unconditionally guarantees to Secured Party the full and prompt payment of each of the obligations under the Loan Documents by each other Debtor and the performance by each other Debtor of such Debtor's obligations hereunder and thereunder and shall fully and promptly perform all obligations with respect to the Indebtedness and other obligations hereunder and under the Loan Documents, if any, and agrees, as a primary obligation, to indemnify Secured Party on demand for and against any loss incurred by Secured Party as a result of any voidable, unenforceable, or ineffective provision herein or in any of the Loan Documents, for any reason whatsoever, whether or not known to Secured Party or any person, firm or entity, the amount of such loss being in the amount to which Secured Party would otherwise have been entitled to recover from Debtors. This is a guaranty of payment and of performance and not of collection.

                  Each Debtor consents and agrees that Secured Party may, at any time and from time to time, without notice or demand, except as otherwise required herein, whether before or after any actual or purported termination, repudiation or revocation of any of the Loan Documents, including this Agreement, by any one or more Debtors, and without affecting the enforceability or continuing effectiveness hereof as to each Debtor, agree with one or more Debtors or any other person, firm or entity to: (i) supplement, restate, compromise, modify, amend, increase, decrease, extend, discharge, renew, accelerate or otherwise change the time for payment or the terms of the Indebtedness or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (ii) supplement, restate, modify, amend, increase, decrease or waive, or enter into or give any agreement, approval or consent with respect to, the Indebtedness or any part thereof, or any of the Loan Documents or any additional security or guarantees, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Indebtedness or any part thereof; (iv) accept partial payments on the Indebtedness; (v) receive and hold additional security or guarantees for the Indebtedness or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer or enforce any security or guarantees, and apply any security and direct the order or manner of the sale thereof as Second Party in its sole and absolute discretion may determine; (vii) release any person, firm or entity from any personal liability with respect to the Indebtedness or any part thereof;
(viii) settle, discharge, release on terms satisfactory to the Secured Party or by operation of applicable laws or otherwise liquidate or enforce any Indebtedness and any security therefor or guaranty thereof in any manner, consent to the transfer of any security and bid and purchase at any sale; (ix) consent to the merger, change or any other restructuring or termination of the corporate existence of any Debtor and correspondingly restructure the Indebtedness, and any such merger, change, restructuring or termination shall not affect the liability of any Debtor or the continuing effectiveness hereof, or the enforceability hereof with


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respect to all or any part of the Indebtedness; or (x) take or refrain from taking any other action as Secured Party, in its sole and absolute discretion, may elect, or any or some of the foregoing.

                  Secured Party may enforce this Agreement independently as to each Debtor and independently of any other remedy or security Secured Party at any time may have or hold in connection with the Indebtedness or the Loan Documents, or both, and it shall not be necessary for Secured Party to marshal assets in favor of any Debtor or any other person, firm or entity or to proceed upon or against or exhaust any security or remedy before proceeding to enforce this Agreement. Each Debtor expressly waives any right to require Secured Party to marshal assets in favor of any Debtor or any other person, firm or entity or to proceed against any other Debtor or any collateral provided by any person, firm or entity, and agrees that Secured Party may proceed against one or more Debtors or any Collateral in such order as it shall determine in its sole and absolute discretion.

                  Secured Party may file a separate action or actions against any Debtor, whether such action is brought or prosecuted with respect to any security or against any other person, firm or entity, or whether any other person, firm or entity is joined in any such action or actions. Each Debtor agrees that Secured Party and any Debtor and any affiliate of any Debtor may deal with each other in connection with the Indebtedness or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing efficacy of this Agreement.

                  Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Indebtedness that thereafter shall be required to be restored or returned by Secured Party, all as though such amount had not been paid. The rights of Secured Party created or granted herein and the enforceability of this Agreement at all times shall remain effective to cover the full amount of all the Indebtedness even though the Indebtedness, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Debtor and whether or not any other Debtor shall have any personal liability with respect thereto.

                  To the maximum extent permitted by applicable law, each Debtor expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of any other Debtor with respect to the Indebtedness, (ii) the unenforceability or invalidity of any security or guaranty for the Indebtedness or the lack of perfection or continuing perfection or failure of priority of any security for the Indebtedness, (iii) the cessation for any cause whatsoever of the liability of any other Debtor (other than by reason of the full payment and performance of all Indebtedness), (iv) any failure of Secured Party to marshal assets in favor of any Debtor or any other person, firm or entity, (v) any failure of Secured Party to give notice of sale or other disposition of collateral to any Debtor or any other person, firm or entity or any defect in any notice that may be given in connection with any sale or disposition of collateral, (vi) any failure of Secured Party to comply with applicable law in connection with the sale or other disposition of any Collateral or other security for any Obligation, including any failure of Secured Party to conduct a commercially


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reasonable sale or other disposition of any Collateral or other security for any
Obligation, (vii) any act or omission of Secured Party or others that directly or indirectly results in or aids the discharge or release of any of any Debtor, or the Indebtedness or any security or guaranty therefor by operation of law or otherwise, (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (ix) any failure of Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any person, firm or entity, (x) the election by Secured Party of the application or non-application of Section 1111(b)(2) of the Federal Bankruptcy Code, (xi) any extension of credit or the grant of any lien under Section 364 of the Federal Bankruptcy Code, (xii) any use of cash collateral under Section 363 of the Federal Bankruptcy Code, (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person, firm or entity, (xiv) the avoidance of any lien in favor of Secured Party for any reason, or (xv) any action taken by Secured Party that is authorized by this Agreement or any Loan Document. Until such time, if any, as all of the Indebtedness have been paid and performed in full and no portion of any commitment of Secured Party to any Debtor under any Loan Document remains in effect, no Debtor shall have any right of subrogation, contribution, reimbursement or indemnity, and each Debtor expressly waives any right to enforce any remedy that Secured Party now has or hereafter may have against any other person, firm or entity and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by Secured Party. Each Debtor expressly waives all presentments, demands for payment or performance, notices of nonpayment, notices of intent to accelerate, notices of acceleration and notices of nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Indebtedness, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Indebtedness.

                  To the fullest extent permitted by applicable law, each Debtor expressly waives any suretyship defenses to the enforcement of this Agreement or any rights of Secured Party created or granted hereby or to the recovery by any such person, firm or entity against any Debtor, or any other person, firm or entity liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Debtors and may preclude Debtors from obtaining reimbursement or contribution from the other Debtors. Each Debtor expressly waives any defenses or benefits that may be derived pursuant to or from Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code, as amended, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under Texas law or other applicable law.

                  Each Debtor warrants and agrees that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Debtors otherwise may have against the other Debtors, Secured Party or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of


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the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

                  No delay or failure on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party or any right or remedy shall preclude other further exercise thereof or the existence of any other right or remedy.

                  Each Debtor represents and warrants to Secured Party that (i) such Debtor has established adequate means of obtaining from the other Debtors on a continuing basis financial and other information pertaining to the business, operations, and condition (financial and otherwise) of the other Debtors, and their property, and (ii) such Debtor now is and hereafter will be completely familiar with the business, operations and condition (financial and otherwise) of the other Debtors, and their property. Each Debtor hereby waives and relinquishes any duty on the part of Secured Party to disclose to such Debtor any matter, fact or thing relating to the business, operations or condition (financial or otherwise) of the other Debtors, or the property of the other Debtors, whether now or hereafter known by Secured Party during the term of this Agreement.

                  It is the intent of each Debtor and Secured Party that each Debtor's maximum obligations arising hereunder in respect of its guaranty of the obligations of each other Debtor (herein, collectively, the "Limited Liabilities") shall be in, but not excess of, the maximum amount permitted by applicable federal bankruptcy, state insolvency, or similar laws ("Applicable Law"). To that end, but only to the extent that, after giving effect to all contribution rights against any other Debtor, including, without limitation, its rights arising under that certain Contribution and Indemnification Agreement, dated as of even date herewith, among Debtors, the Limited Liabilities of such Debtor, or any portion thereof, would otherwise be subject to avoidance under Applicable Law if such Debtor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the incurrence thereof, such Debtor's obligations in respect of the Limited Liabilities shall be reduced to that amount which, after giving effect thereto, would not render such Debtor insolvent, or leave such Debtor with an unreasonably small capital to conduct its business, or cause such Debtor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have been incurred under Applicable Law. As used herein, the terms "insolvent" and "unreasonably small capital" shall likewise be determined in accordance with Applicable Law. This paragraph is intended solely to preserve the rights of Secured Party hereunder to the maximum extent permitted by Applicable Law, and neither any Debtor nor any other persons shall have the right or claim under this paragraph that would not otherwise be available under Applicable Law.

                  Each and every right granted to Secured Party hereunder or under any of the Loan Documents or in connection herewith or allowed by law or in equity shall be cumulative and may be exercised from time to time. No failure on the part of Secured Party to exercise and no delay in exercising any right shall operate as a waiver thereof.

                  THIS WRITTEN AGREEMENT, THE NOTE, THE OTHER LOAN DOCUMENTS, AND THE INSTRUMENTS AND DOCUMENTS EXECUTED IN



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CONNECTION HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY
NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  Acceptance and notice of acceptance of this Agreement by Secured Party are expressly waived by each Debtor, its being understood that Secured Party is relying hereon in entering into the Loan Documents and extending to Debtors.


INDUSTRIAL HOLDINGS, INC.                                     AMERICAN RIVET COMPANY, INC.


By:           /s/ CHRISTINE A. SMITH                          By:           /s/ CHRISTINE A. SMITH
   --------------------------------------------------            --------------------------------------------------
    Name:         Christine A. Smith                             Name:          Christine A. Smith
    Title:        Executive Vice President                       Title:         Vice President



LSS-LONE STAR-HOUSTON, INC.                                   BOLT MANUFACTURING CO., INC.


By:           /s/ CHRISTINE A. SMITH                          By:           /s/ CHRISTINE A. SMITH
   --------------------------------------------------            --------------------------------------------------
    Name:         Christine A. Smith                             Name:          Christine A. Smith
    Title:        Vice President                                 Title:         Vice President



REX MACHINERY MOVERS, INC.                                    MANIFOLD VALVE SERVICES, INC.


By:           /s/ CHRISTINE A. SMITH                          By:           /s/ CHRISTINE A. SMITH
   --------------------------------------------------            --------------------------------------------------
    Name:         Christine A. Smith                             Name:          Christine A. Smith
    Title:        Vice President                                 Title:         Vice President



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